Exhibit 10.3


                            JOINT VENTURE AGREEMENT

                                                                     July 1,1997

BETWEEN:

        TRITEC INDUSTRIES, INC. a company duly incorporated under the laws of the State of Nevada, and having an office at 7901 Flying Cloud Drive, Suite 200, Eden Prairie, Minnesota, 55344

AND: EARTH TECHNOLOGIES, INC. a company duly incorporated under the laws of the State of Minnesota, and having an office at 7901 Flying Cloud Drive, Suite 200, Eden Prairie, Minnesota, 55344

AND: A & A FOODS, LTD. a company duly incorporated under the laws of the Province of British Columbia, and having an office at 1560 Broadway Street, Port Coquitlam, B.C., V3C 6E6

AND: AIC INTERNATIONAL RESOURCES CORPORATION, a company duly incorporated under the laws of the Province of British Columbia, and having an office at 1560 Broadway Street, Port Coquitlam, B.C., V3C 6E6

AND: PACRIM INFORMATION SYSTEMS, INC. a company duly incorporated under the laws of the State of California, in the United States of America, with offices at 1390 Ottawa Avenue, West Vancouver, B.C., V7T 2H5

        (hereby called the "Co-Venturers")

                          RE: GOLD HILL HOLDINGS, INC.


WHEREAS:

    A. The Co-Venturers have agreed to enter into a Joint Venture Agreement to purchase a 100% gross interest (subject to various percentages of royalty interest) in and to certain mining concessions and/or leases located in the Upper Mazarumi River Region of Western Guyana (herein referred to as the "Properties"). The first of which is more particularly described in Scedule "A".

    B. The Co-Venturers wish to establish jointly a corporation, Gold Hill Holdings, Inc. ("Gold Hill") or any other acceptable name under a foreign jurisdiction. The Co-Venturers intend to invest and capitalize the foreign corporation in accordance with the percentage set out in the agreement and the foreign corporation will acquire and own the properties.


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NOW THEREFORE THE AGREEMENT WITNESSETH THAT for and in consideration of the premises, covenants and agreements, herein set forth, the parties hereto agree as follows.

    1. The 100% interest in Gold Hill should be divided among the Co-Venturers as follows:

        TriTec Industries, Inc.                                47.5%
        Earth Technologies, Inc.                                2.5%
        A & A Foods, Ltd.                                      20.0%
        Pacrim Information Systems, Inc.                       20.0%
        AIC International Resources, Inc.                      10.0%
                                                              -----
                                                              100.0%

        In the event that Pacrim Information Systems, Inc. and/or AIC International Resources Corporation will be unable to participate in this Joint Venture Agreement, A & A Foods, Ltd., will acquire such interest without any compensation to either company.

    2. In consideration for the acquisition of the interest in Gold Hill, the Co-Venturers hereby agree to pay either in U.S. Dollars and/or in shares at a deemed value of U.S. $1.00 per share, according to the formula agreed in paragraph 1. The initial capital shall be U.S. $2,000,000 and shall be paid and/or allocated by July 31, 1997.

    3. Initially four (4) directors shall be appointed as qualified representatives to the Board of Directors of Gold Hill. TriTec Industries and Earth Technologies shall each appoint one director, and A & A Foods shall appoint the remaining two directors.

    4. This Joint Venture Agreement is subject to any required regulatory approval.

IN WITNESS WHEREOF this Joint Venture Agreement has been executed the day and year first above written.


TRITEC INDUSTRIES, INC.                     WITNESS

/s/ Will Black                              /s/ illegible
Will Black, President


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EARTH TECHNOLOGIES, INC.                    WITNESS

/s/ Will Black                              /s/ Carol S. Flint
Will Black, President


A&A FOODS, LTD.                             WITNESS

/s/ Lorne Brown                             /s/ illegible
Lorne Brown, President


PACRIM INFORMATION SYSTEMS                  WITNESS

/s/ Anthony Papalia                         /s/ illegible
Anthony Papalia, President


AIC INTERNATIONAL RESOURCES, INC.           WITNESS

/s/ Charles Hutton                          /s/ illegible
Charles Hutton, President